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                                                                EXHIBIT 10.37


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of the 22nd day of November, 1996 among GABLES REALTY LIMITED PARTNERSHIP (the "Borrower"), WACHOVIA BANK OF GEORGIA, N.A., as Agent (the "Agent") and WACHOVIA BANK OF GEORGIA, N.A., FIRST UNION NATIONAL BANK OF GEORGIA, GUARANTY FEDERAL BANK, F.S.B., AMSOUTH BANK OF ALABAMA and COMMERZBANK AG, ATLANTA AGENCY (collectively, the "Banks");

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Agent and the Banks executed and delivered that certain Credit Agreement, dated as of the 28th day of March, 1996 (the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Termination of Swing Loan Facility. The Swing Loan facility contained in Section 2.01 (b) of the Credit Agreement is terminated, and all references in the Credit Agreement to "Swing Loan", "Swing Loans", "Swing Loan Borrowing" and "Swing Loan Note" hereby are deleted.

         3. Amendment to Section 2.05(a). Section 2.05 (a) of the Credit Agreement hereby is amended by (i) deleting the reference to "Level III" in the provisio in clause (ii) and substituting therefor a reference to "Level IV"; and
(ii) deleting the table contained therein (the "Old Table") and substituting therefor the following table (the "New Table"); provided, however, that the Old Table shall continue to apply as to Euro-Dollar Loans in existence on the effective date of this First Amendment, and the New Table shall apply only as to Euro-Dollar Loans (including Refunding Loans) made on or after the effective date of this First Amendment.



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
-------------------------------------------------------------------------------
                           LEVEL I      LEVEL II      LEVEL III      LEVEL IV
-------------------------------------------------------------------------------
Debt Rating                > BBB+       BBB           BBB-           <BBB-
                           -
                             or          or            or              or

                           > Baa1       Baa2          Baa3           <Baa3
                           -
-------------------------------------------------------------------------------
Applicable Margin          0.90         1.10          1.30           1.50
-------------------------------------------------------------------------------

         4. Acknowledgment of Substitution of Eligible Property. The Borrower has requested that, pursuant to Section 6.24(b) of the Credit Agreement, the Eligible Property known as "Gables Towne Lake" in Austin, Texas be removed from the Borrowing Base as an Eligible Property and property known as "Gables River Oak" in Houston, Texas be substituted therefor. The Banks hereby approve the Gables River Oaks property as an Eligible Property and part of the Borrowing Base, subject, however, to satisfaction of the conditions contained in Section
6.24 (b) of the Credit Agreement.

         5. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this First Amendment and all other loan documents executed and/or delivered in connection herewith.

         6. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         7. Ratification. The Borrower hereby restates, ratified and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and other Loan Documents effective as of the date hereof.

         8. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instruments.

         9. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         10. No Default. To induce the Agent and the Banks to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (I) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

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         11.  Further Assurances.  The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

         12. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         13. Conditions Precedent. This First Amendment shall become effective only upon execution and delivery (i) of this First Amendment by each of the parties hereto, and (ii) of the Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors and (iii) payment to the Agent of the fees and expenses payable pursuant to the letter agreement between the Agent and the Borrower dated October 11, 1996.

         IN WITNESS WHEREOF, the Borrower, the Agent and each of the Banks has caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first

                    GABLES REALTY LIMITED PARTNERSHIP (SEAL)
                    By:      Gables GP, Inc., its sole general partner

                    By:      /s/  Marvin R. Banks, Jr.
                             ------------------------------------------
                             Marvin R. Banks, Jr., Vice President

                    WACHOVIA BANK OF GEORGIA, N.A.,           (SEAL)
                    as Agent and as a Bank

                    By:      /s/ Mary Hughes
                             ------------------------------------------
                             Title:   Vice President

                    FIRST UNION NATIONAL BANK OF GEORGIA
                    as a Bank                                  (SEAL)

                    By:      /s/ Larry Genter
                             ------------------------------------------
                             Title:   Vice President

                    GUARANTY FEDERAL BANK, F.S.B.,
                    as a Bank                                  (SEAL)

                     By:      /s/ Phyllis Milstead
                             ------------------------------------------
                              Title:   Vice President


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                       AMSOUTH BANK OF ALABAMA,
                       as a Bank                         (SEAL)

                       By:      /s/ Dean H. Burgess
                             ------------------------------------------
                                Title:   Vice President

                       COMMERZBANK AG, ATLANTA AGENCY,
                       as a Bank

                       By:      /s/ Andreas Bremer
                             ------------------------------------------
                                Title:   SVP & Manager

                       By:      /s/ Mark Wortmann
                             ------------------------------------------
                                Title:   Assistant Vice President


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                     CONSENT AND REAFFIRMATION OF GUARANTORS



         Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment to Credit Agreement (the "First Amendment"), (ii) parties thereto and
(iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of March 28, 1996 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment. In addition, (a) the General Partner certifies that it is authorized to execute the First Amendment on behalf of the Borrower and to bind the Borrower thereby, that it is authorized to execute this Consent and Reaffirmation of Guarantors on behalf of Gables-Tennessee Properties and to bind Gables-Tennessee Properties hereby, that since March 28, 1996, there has been no amendment to the Borrower's Certificate of Limited Partnership, the Borrowers Partnership Agreement, the General Partner's Certificate of Incorporation or the General Partner's Bylaws, and that each of such documents, as in effect on March 28, 1996, continues in full force and effect as of the date hereof and that since March 28, 1996, there has been no amendment to its Partnership Agreement and that its Partnership Agreement, as in effect on March 28, 1996 continues in full force and effect as of the date hereof; and (b) GBP hereby certifies that since March 28, 1996, there has been no amendment to its Declaration of Trust of its Bylaws, except as indicated in the Secretary's Certificate to the Agent, and that each of such documents, as in effect on March 28, 1996, and as amended as indicated in such Secretary's Certificate, continues in full force and effect as of the date hereof.

         This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                       GABLES GP, INC.   (SEAL)

                                       By:    /s/ Marvin R. Banks, Jr.
                                           ----------------------------------
                                                  Marvin R. Banks, Jr.
                                                     Vice President

                                       GABLES RESIDENTIAL TRUST  (SEAL)

                                       By:    /s/ Marvin R. Banks, Jr.
                                           ----------------------------------
                                                  Marvin R. Banks, Jr.
                                                     Vice President




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                                       GABLES-TENNESSEE PROPERTIES
                                       By: Gables GP, Inc., its general
                                           partner  (SEAL)


                                       By:   /s/ Marvin R. Banks, Jr.
                                          ---------------------------------
                                                 Marvin R. Banks, Jr.,
                                                    Vice President


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